Exhibit 10.95

March 30th, 2021

INVESTVIEW, INC.

Convertible Promissory Note

Due March 30th, 2022

_______________________

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

Investview, Inc., a corporation duly organized and existing under the laws of the state of Nevada (hereinafter referred to as the “Company”), for value received, hereby promises to pay to the registered holder hereof, the principal sum of One Million, Five Hundred and Fifty Thousand Dollars ($1,550,000) on March 30, 2022, upon presentation and surrender of this Convertible Promissory Note (“Note”), at the offices of the Company at 234 Industrial Way West, Suite A202, Eatontown, NJ 07724, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debt, and to pay in like lawful tender interest thereon, from and after March 30, 2021, at the interest rate set forth below, until the principal hereof is paid or made available for payment as herein provided. There interest so payable will, as provided below, be paid to the person in whose name this Note is registered at the close of business on the regular record date for such interest.

This Note is subject to the following further terms and material provisions.

1. Term and Interest. The date of maturity of the Note shall be March 30, 2022, subject to conversion as set forth in paragraphs 2 and 3 and prepayment as set forth in paragraph 4 hereof. The Note shall bear simple interest at an annual rate of 5%.

2. Conversion by the Holder. Subject to, and in compliance with, the provisions contained herein, the holder of this Note is entitled, at its option, at any time prior to maturity, or in the event this Note shall have been called for prepayment prior to such date, then, in respect of this Note, until and including, but not after the close of business within 30 days of the date of notice of prepayment, to convert this Note into fully paid and nonassessable shares (calculated as to each conversion to the nearest share) of common stock, par value $0.001 per share, of the Company (the “Shares”), at the rate of one share for each $0.02 of principal and accrued interest of this Note, subject to such adjustment in such conversion price, if any, as may be required by the provisions of this Note, by surrender of this Note, duly endorsed (if so required by the Company) or assigned to the Company or in blank, to the Company at its offices, accompanied by written notice to the Company in the form set forth below that the holder hereof elects to convert this Note. No partial conversions of this Note shall be permitted. No fractions of Shares will be issued on conversion, but instead of any fractional interest, the Company will round up the number of shares to be issued upon conversion to the nearest whole shares.

3. Conversion by the Company. Subject to, and in compliance with, the provisions contained herein, the Company is entitled, at its option, at any time prior to maturity, to convert this Note into fully paid and nonassessable shares (calculated as to each conversion to the nearest share) of common stock, par value $0.001 per share, of the Company (the “Shares”), at the rate of one share for each $0.02 of principal and accrued interest of this Note, subject to such adjustment in such conversion price, if any, as may be required by the provisions of this Note, by providing written notice to the Holder in the form set forth below that the Company elects to convert this Note. No partial conversions of this Note shall be permitted. No fractions of Shares will be issued on conversion, but instead of any fractional interest, the Company will round up the number of shares to be issued upon conversion to the nearest whole shares.

4. Prepayment. This Note is subject to prepayment, in whole or in part, at any time upon not less than 30 days’ notice by registered mail at the election of the Company. Prepayment shall be effected by paying the amount equal to the outstanding principal amount of the Note, plus all interest accrued to the date of prepayment. During the 30 days following the date of any notice of prepayment, the holder will have the right to convert the outstanding principal amount of the Note to common stock of the Company, on the terms and conditions provided for in paragraph 2 above. On the date fixed for prepayment, the Note shall cease to bear interest with respect to the amount of principally actually paid. Upon surrender of any Note for prepayment in accordance with said notice of prepayment by the Company, the amount of principal and interest due shall be paid in cash or certified funds.

5. Events of Default. “Event of Default,” when used herein, whatever the reason for such Event of Default and whether it shall be voluntary, involuntary, or effected by operation of law pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body, or be caused by the provisions of any paragraph herein, means any one of the following events:

(a) default in the payment of the principal of any Note in this Series when due, whether at maturity, upon prepayment, or otherwise; or

(b) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(c) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or a filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

2

6. Adjustment in Conversion. The conversion price and number of shares issuable upon conversion of this Note may be subject to adjustment from time to time as follows:

(a) If the Company shall subdivide the outstanding Shares into a greater number of Shares or combine the outstanding shares into a smaller number of Shares, or issue by reclassification any of its Shares, the conversion price in effect immediately prior thereto shall be adjusted so that the holder of the Note thereafter surrendered for conversion shall be entitled to receive after the occurrence of any of the events described the number of Shares to which the holder would have been entitled had such Note been converted immediately prior to the occurrence of such event, such adjustment to become effective immediately after the opening of business on the day following the date upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

(b) No fraction of a Share shall be issued upon conversion, but in lieu thereof, the Company, notwithstanding any other provision hereof, will round the number of shares to be issued up to the nearest whole share.

(c) Neither the purchase or other acquisition by the Company of any Shares nor the sale or other disposition by the Company of any Shares shall affect any adjustment of the conversion price or be taken into account in computing any subsequent adjustment of the conversion price.

7. Restrictions. The holder of this Note, by acceptance hereof, both with respect to the Note and the Shares to be issuable upon conversion of the Note (unless issued pursuant to an effective registration statement under the Securities Act), represents and warrants as follows:

(a) The Note and the Shares are being acquired for the holder’s own account to be held for investment purposes only and not with a view to or for resale in connection with any distribution of such Note or Shares or any interest therein without registration or other compliance under the Securities Act, and the holder hereof has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

(b) The holder hereof has been advised and understands that the Note and the Shares have not been registered under the Securities Act and the Note and/or the shares must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available; except as set forth herein, the Company is under no obligation to register the Note and/or the Shares under the Securities Act; in the absence of such registration, sale of the Note or Shares may be impracticable; the Company’s registrar and transfer agent will maintain stop-transfer orders against registration of transfer of the Note and the Shares; and the certificates to be issued for any Shares will bear on their face a legend in substantially the following form:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state. These securities have been acquired for investment and may not be sold or transferred in the absence of an effective registration or other compliance under the Securities Act or the laws of the applicable state, or a “no-action” or interpretive letter from the Securities and Exchange Commission or an opinion of counsel reasonably satisfactory to the issuer and its counsel to the effect that the sale or transfer is exempt from registration under the Securities Act and such state statutes.

3

(c) The Company may refuse to transfer the Note and/or the Shares unless the holder thereof provides an opinion of legal counsel reasonably satisfactory to the Company or a “no-action” or interpretive response from the Securities and Exchange Commission to the effect that the transfer is proper; further, unless such letter or opinion states that the Note and/or Shares are free from any restrictions under the Securities Act, the Company may refuse to transfer the Note and/or the Shares to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Note and Shares as set forth herein. The Company may also refuse to transfer the Note or Shares if any circumstances are present reasonably indicating that the transferee’s representations are not accurate.

8. Registered Holder. The Company may treat the person or persons whose name or names appear hereon as the absolute owner or owners of this Note for the purpose of receiving payment of, or on account of, the principal and interest due on this Note and for all other proposes, and the Company shall not be affected by any notice to the contrary.

9. Severability. In case any provision in this Note shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10. Governing Law. This Note shall be governed by and construed and interpreted in accordance with the laws of the state of New Jersey, excluding principles of choice or conflicts of law.

11. Legal Holidays. In any case when any date provided herein shall not be a business day, then (notwithstanding any other provision of this Note), the event required or permitted on such date shall be required or permitted, as the case may be, on the next succeeding business day with the same force and effect as if made on the date upon which such event was required or permitted pursuant hereto.

12. Delay or Omission; No Waiver. No delay or omission of any holder of the Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or acquiescence therein. Every right or remedy given hereby or by law may be exercised from time to time and as often as may be deemed expedient.

13. Miscellaneous. This Note is subject to the following additional terms and conditions:

(a) If this Note is placed with an attorney for collection, or if suit be instituted for collection, or if any other remedy provided by law is pursued by the registered holder hereof because of any default in the terms and conditions herein, then, in either event, the undersigned agrees to pay reasonable attorneys’ fees, costs, and other expenses incurred by the registered holder hereof in so doing.

(b) None of the rights and remedies of the registered holder hereof shall be waived or affected by failure or delay to exercise them. All remedies conferred on the registered holder of this Note shall be cumulative and none is exclusive. Such remedies may be exercised concurrently or consecutively at the registered holder’s option.

DATED effective as March 30th, 2021.

Investview, Inc.

/s/ Annette Raynor
Annette Raynor, Chief Operations Officer

4

____________, 202__

Investview, Inc.

Re: Conversion of Note

Gentlemen:

The undersigned owner of this Note hereby irrevocably exercise the option to convert this Note into shares of common stock, par value $0.001 per share, of Investview, Inc., in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.

(signature)

FILL IN FOR REGISTRATION
OF SHARES:

(Printed Name)	(Social Security or other identifying number)

(Street Address)	(City/State/Zip Code)